Employee Benefit Plans and Similar Obligations - Summary of Share Based Compensation Plan (Plan 2015-2018 ) (Detail) - 12 months ended Dec. 31, 2018 - Plan 2015-18 [member] $ in Millions	ARS ($)	$ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Amount at the beginning of the fiscal year	162,051
Settled	(155,385)
Expired	(6,666)
Expense recognized during the fiscal year | $	$ 12
Fair value of shares on grant date (in U.S. dollars) | $ / shares		$ 19.31